Sprouts Farmers Market Q1 2026 Earnings April 29, 2026 Exhibit 99.2

Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Sprouts Farmers Market or its management "anticipates," "plans," "estimates," "expects," "will," "believes," or "projects," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the company’s outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, the company’s ability to execute on its long-term strategy; the company’s ability to successfully compete in its competitive industry; the company’s ability to successfully open new stores; the company’s ability to manage its growth; the company’s ability to maintain or improve its operating margins; the company’s ability to identify and react to trends in consumer preferences in a timely manner; product supply disruptions; equipment supply disruptions; general economic conditions that impact consumer spending or result in competitive responses; accounting standard changes; potential inflationary and/or deflationary trends; tariffs; and other factors as set forth from time to time in the company’s Securities and Exchange Commission filings, including, without limitation, the company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The company intends these forward-looking statements to speak only as of the time of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. Non-GAAP Financial Measures We refer to adjusted gross profit, adjusted gross margin, EBIT, adjusted EBIT, adjusted EBIT Margin, and adjusted diluted earnings per share, each of which is a Non-GAAP Financial Measure. These measures are not prepared in accordance with, and are not intended as alternatives to, generally accepted accounting principles in the United States, or GAAP. The Company's management believes that such measures provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the Company’s financial results, and certain of these measures may be used as components of incentive compensation. The Company defines adjusted gross profit as gross profit, excluding the impact of special items. Adjusted gross margin reflects adjusted gross profit divided by net sales for the applicable period. EBIT is defined as net income before interest expense and provision for income tax, and adjusted EBIT as EBIT, excluding the impact of special items. Adjusted EBIT Margin reflects adjusted EBIT, divided by net sales for the applicable period. The Company defines adjusted diluted earnings per share as diluted earnings per share excluding the impact of special items. Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. To the extent forward looking non-GAAP financial measures are provided herein, they are not reconciled to comparable forward-looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. 2

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First Quarter 2026 Highlights Net Sales +4% Comps(1) (1.7)% New Store Openings 6 Diluted EPS $1.71 EPS(2) (6)% Cash Generation $235M Share Repurchases(3) $140M 1. Comparable Store Sales 2. Reflects comparison of Q1 26 diluted EPS to Q1 25 diluted EPS 3. Excluding excise tax 4

Launched More Than 1500 Unique Items Self-Distribution of Meat is Nearly Complete Opened 6 new Stores in Q1 Healthy Balance Sheet & Robust Cash Flow Provide Flexibility to Invest in the Business Strong New Store Performance Initiatives Remain on Track in 2026 Fast Adoption of the Loyalty Program

Solid Financials 6 $1,733 $1,884 $2,236 $2,329 Q1 23 Q1 24 Q1 25 Q1 26 37.5% 38.3% 39.6% 39.4% Q1 23 Q1 24 Q1 25 Q1 26 NET SALES ($ in mm) GROSS MARGIN (1) Q1 23 EBIT and EBIT margin are presented on an adjusted basis. See the Appendix to this presentation for a reconciliation of EBIT and EBIT margin to adjusted EBIT and adjusted EBIT margin. $137 $148 $226 $215 7.9% 7.9% 10.1% 9.2% Q1 23 Q1 24 Q1 25 Q1 26 EBIT & EBIT MARGIN(1) ($ in mm)

Solid Financials 7 Diluted Earnings Per Share(1) ROIC(2) 12.7% 13.1% 16.8% 17.4% Q1 23 Q1 24 Q1 25 Q1 26 $0.98 $1.12 $1.81 $1.71 Q1 23 Q1 24 Q1 25 Q1 26 (1) Q1 23 diluted earnings per share is presented on an adjusted basis. See the Appendix to this presentation for a reconciliation of diluted earnings per share to adjusted diluted earnings per share. (2)See the Appendix to this presentation for a reconciliation of ROIC to net income. ROIC is an non-GAAP measure defined as net operating profit after taxes (referred to as "NOPAT"), including the effect of capitalized operating leases, divided by average invested capital.

Strong Balance Sheet, Robust Cash Flows ($ in mm) 1. Capital expenditures are net of landlord reimbursement 2. Excluding excise tax Self Fund our Growth and Deliver Shareholder Value Through Ongoing Share Repurchase $45 $46 $49 $98 $98 $60 $219 $140 $180 $220 $299 $235 Cap Ex Share Repurchase Operating Cash Flow Q1 23 Q1 24 Q1 25 Q1 26 8 (1) (2)

Expect to open 40+ new stores Capex (net of landlord reimbursement) $280 million to $310 million Second Quarter 2026: Comp sales of (2)% to 0% and diluted EPS $1.32 to $1.36 Net sales growth of 4.5% to 6.5% Comp sales of (1)% to 1% Earnings before interest & taxes (EBIT) $675 million to $695 million Diluted earnings per share (EPS) $5.32 to $5.48 9 Full-Year 2026 Outlook (on a 52 week basis)(1) (1)The Company notes the fiscal year 2026 will be a 53-week year, with the extra week falling in the fourth quarter. We estimate the impact from the 53rd week to be approximately $200 million in sales, $28 million in income before interest and taxes, and $0.21 in diluted earnings per share.

Appendix

Appendix SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) The following table shows a reconciliation of EBIT and adjusted EBIT to net income, adjusted EBIT margin to EBIT margin, as well as a reconciliation of adjusted net income and adjusted diluted earnings per share to net income and diluted earnings per share for the 13 weeks ended March 29, 2026, March 30, 2025, March 31, 2024 and April 2, 2023 11 Thirteen weeks ended Thirteen weeks ended Thirteen Weeks Ended Thirteen Weeks Ended Mar 29, 2026 Mar 30, 2025 Mar 31, 2024 Apr 2, 2023 Net Sales $ 2,329,179 $ 2,236,436 $ 1,883,808 $ 1,733,310 Net Income $ 163,724 $ 180,026 $ 114,100 $ 76,160 Income tax provision 51,712 47,230 33,348 23,142 Interest (income) expense, net (129) (924) 818 2,220 Earnings before interest and taxes (EBIT) 215,307 226,332 148,266 101,522 Special Items — — — 35,527 (1) Adjusted EBIT $ 215,307 $ 226,332 $ 148,266 $ 137,049 EBIT Margin 9.2% 10.1% 7.9% 5.9 % Adjusted EBIT Margin 9.2% 10.1% 7.9% 7.9 % Net Income $ 163,724 $ 180,026 $ 114,100 $ 76,160 Special Items, net of tax — — — 26,521 (1) Adjusted Net income $ 163,724 $ 180,026 $ 114,100 $ 102,681 Diluted EPS $ 1.71 $ 1.81 $ 1.12 $ 0.73 Adjusted Diluted EPS $ 1.71 $ 1.81 $ 1.12 $ 0.98 Diluted Weighted Average Shares Outstanding 95,585 99,719 102,024 104,876 (1) For the thirteen weeks ended April 2, 2023, special items included approximately $28 million in store closure and other costs, net primarily related to impairment charges and $4 million in Depreciation and amortization (exclusive of depreciation in cost of sales) for accelerated depreciation in connection with store closures, $3 million in selling, general and administrative expenses related to our supply chain transition and acquisition-related costs. After-tax impact includes the tax benefit on the pre-tax charge.

Appendix The following table shows a reconciliation of ROIC to net income for the Company's first quarter of 2026. 2025, 2024 and 2023. 12